Important Information Regarding Your Distributions

We are providing shareholders of the High Income Securities Fund with information concerning the sources of the distributions paid on September 30, 2021. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates that are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend on the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date	Ticker	Fund Name	CUSIP
9/30/2021	PCF	High Income Securities Fund	42968F108

	Current Distribution	% of Current Distribution	Cumulative Distributions for Fiscal Year to Date	% of Cumulative Distributions for Fiscal Year to Date
Estimated Net Investment Income¹	$0.03744	48%	$0.0374	48%
Estimated Return of Capital¹	$0.04056²	52%²	$0.0406²	52%²
Total (per share)	$0.07800	100%	$0.0780	100%

¹The amounts and sources of distributions reported above are only estimates calculated on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital.

²On a tax basis, the estimated component of the cumulative distribution for the fiscal year to date would include an estimated return of capital of $0.0406 (52%) per share. This amount is an estimate, and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and based on tax regulations.

If you have tax questions, please consult your tax advisor for advice and information concerning your particular situation. For additional questions regarding this notice, please call High Income Securities Fund at 1-888-898-4107.

High Income Securities Fund, Inc.
October 29, 2021
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2021 are based on the net asset value of $9.34 of the Fund’s common shares as of the last business day of 2020.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 29, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0241	30.89%	$0.0588	37.61%
Net Realized Short-Term Capital Gains	$0.0221	28.37%	$0.0542	34.72%
Net Realized Long-Term Capital Gains	$0.0318	40.74%	$0.0310	19.82%
Return of Capital	$0.0000	0.00%	$0.0120	7.85%
Total Distribution	$0.0780	100.00%	$0.1560	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2021[2]	9.65%
Current Annualized Distribution Rate (current fiscal year)[3]	10.12%
Current Fiscal Year Cumulative Total Return[4]	0.20%
Cumulative Distribution Rate (current fiscal year)[5]	0.849%

1 The Fund’s current fiscal year began on September 1, 2021

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31,2020, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through September 30, 2021, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through September 30, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of September 30, 2021.

High Income Securities Fund, Inc.
October 29, 2021
19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

High Income Securities Fund, Inc.
November 30, 2021
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2021 are based on the net asset value of $9.34 of the Fund’s common shares as of the last business day of 2020.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 30, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0254	32.55%	$0.0810	34.51%
Net Realized Short-Term Capital Gains	$0.0160	20.55%	$0.0460	19.79%
Net Realized Long-Term Capital Gains	$0.0133	17.00%	$0.0600	25.71%
Return of Capital	$0.0233	29.90%	$0.0470	19.99%
Total Distribution	$0.0780	100.00%	$0.2340	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2021[2]	7.07%
Current Annualized Distribution Rate (current fiscal year)[3]	10.55%
Current Fiscal Year Cumulative Total Return[4]	-3.11%
Cumulative Distribution Rate (current fiscal year)[5]	1.760%

1 The Fund’s current fiscal year began on September 1, 2021

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through October 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through October 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of October 31, 2021.

High Income Securities Fund, Inc.
November 30, 2021
19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

High Income Securities Fund, Inc.
December 31, 2021
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2021 are based on the net asset value of $9.34 of the Fund’s common shares as of the last business day of 2020.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2021, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2021		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0354	45.35%	$0.1307	41.90%
Net Realized Short-Term Capital Gains	$0.0165	21.20%	$0.0740	23.72%
Net Realized Long-Term Capital Gains	$0.0180	23.08%	$0.0910	29.15%
Return of Capital	$0.0081	10.37%	$0.0163	5.23%
Total Distribution	$0.0780	100.00%	$0.3120	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2021[2]	6.89%
Current Annualized Distribution Rate (current fiscal year)[3]	10.66%
Current Fiscal Year Cumulative Total Return[4]	-3.24%
Cumulative Distribution Rate (current fiscal year)[5]	2.67%

1 The Fund’s current fiscal year began on September 1, 2021

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through November 30, 2021, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through November 30, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of November 30, 2021.

High Income Securities Fund, Inc.
December 31, 2021
19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

High Income Securities Fund, Inc.
January 31, 2022
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0268	36.75%	$0.1531	39.77%
Net Realized Short-Term Capital Gains	$0.0238	32.63%	$0.1057	27.44%
Net Realized Long-Term Capital Gains	$0.0224	30.62%	$0.1184	30.77%
Return of Capital	$0.0000	0.00%	$0.0078	2.02%
Total Distribution	$0.0730	100.00%	$0.3850	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2021[2]	6.51%
Current Annualized Distribution Rate (current fiscal year)[3]	10.70%
Current Fiscal Year Cumulative Total Return[4]	-2.90%
Cumulative Distribution Rate (current fiscal year)[5]	3.57%

1 The Fund’s current fiscal year began on September 1, 2021

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through December 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through December 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2021.

High Income Securities Fund, Inc.
January 31, 2022
19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255

High Income Securities Fund, Inc.
February 28, 2022
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2022 are based on the net asset value of $8.75 of the Fund’s common shares as of the last business day of 2021.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0099	13.51%	$0.1641	35.83%
Net Realized Short-Term Capital Gains	$0.0142	19.52%	$0.1196	26.11%
Net Realized Long-Term Capital Gains	$0.0013	1.73%	$0.1129	24.66%
Return of Capital	$0.0476	65.24%	$0.0614	13.40%
Total Distribution	$0.0730	100.00%	$0.4580	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2022[2]	6.26%
Current Annualized Distribution Rate (current fiscal year)[3]	10.29%
Current Fiscal Year Cumulative Total Return[4]	-2.33%
Cumulative Distribution Rate (current fiscal year)[5]	4.42%

1 The Fund’s current fiscal year began on September 1, 2021

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2021 through January 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2021, through January 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of January 31, 2022.

High Income Securities Fund, Inc.
February 28, 2022
19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 765-4255